UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 22, 2006


                         California Water Service Group
             (Exact name of registrant as specified in its charter)


           Delaware                     1-13883                77-0448994
           --------                     -------                ----------
(State or other jurisdiction     (Commission File No.)       (IRS Employer
     of incorporation)                                   Identification Number)


     1720 North First Street
       San Jose, California                               95112
       --------------------                               -----
(Address of principal executive offices)                (Zip Code)

                                 (408) 367-8200
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement


     The offer letter between the registrant and its new Vice President, Chief Financial Officer and Treasurer, filed as Exhibit 10.1 to this report, is incorporated by reference herein.


Item 5.02      Departure  of  Directors  or  Principal  Officers;   Election  of
               Directors; Appointment of Principal Officers.

     The registrant's press release dated February 22, 2006 announcing the selection of Martin A. Kropelnicki as its new Vice President, Chief Financial Officer and Treasurer, effective March 13, 2006, which is attached to this report as Exhibit 99.1, is incorporated herein by reference.


Item 9.01.     Financial Statements and Exhibits

     (c) Exhibits:

     The exhibit list called for by this item is incorporated by reference to the Exhibit Index filed as part of this report.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated:   March 9, 2006


                                        CALIFORNIA WATER SERVICE GROUP


                                        By: /s/  Dan L. Stockton
                                           ------------------------
                                              Dan L. Stockton
                                              Corporate Secretary

                                  Exhibit Index


  Exhibit
   Number                       Description
   ------                       -----------

   10.1 Offer Letter between the registrant and Martin A. Kropelnicki, dated February 15, 2006

   99.1 The registrant's press release dated February 22, 2006 announcing the selection of Martin A. Kropelnicki as its new Vice President, Chief Financial Officer and Treasurer, effective March 13, 2006 (incorporated by reference to Exhibit 99.1 to original report)